/Letterhead/

                               PROMISSORY NOTE


U.S.:  $225,000                       Signed at:  6235 s. 90th Street, Omaha, NE


FOR VALLUE RECEIVED, the undersigned, GLOBAL ENTERTAINMENT HOLDING/EQUITIES, INC. (the "Borrower"), promise(s) to pay unto Joann Abboud ("Noteholder"), on order, the principal sum of Two Hundred Twenty-Five Thousand Dollars and no cents ($225,000.00) with a flat 10% rate due on the principal. Principal shall be payable by wire transfer for credit to JOANN ABBOUD, account #146404627961, US Bank, ABA#104000029, or such other account as Noteholder may designate. This
Note is to be paid 1st of each month in the amount of Eighteen Thousand Seven Hundred Fifty dollars ($18,750) beginning August 1, 1999 in equal installments until the final payment, which will include $22,500 in interest, totaling $41,250 on August 1, 2000.

	As incentive for this loan, Borrower will issue 2,000 shares of 144 stock at par value of $.001 per share from its authorized but unissued common stock upon receipt of a payment in the amount of $2.00.

	This Note may be prepaid in whole or in part at any time without penalty.

	In the event of default, Borrower shall be responsible for all costs of collection, including, but not limited to, attorney fees.


Date:  6-21-99				/s/ Steven M. Abboud
					Borrower
					Steven M. Abboud, President/CEO
					GLOBAL ENTERTAINMENT
					HOLDINGS/EQUITIES, INC.

Date:  6-21-99				/s/ Steven M. Abboud
					STEVEN M. ABBOUD (Personally)

Date:  6-21-99				/s/ Joann Abboud
					Noteholder
					JOANN ABBOUD


6235 South 90th Street  Omaha, NE 68127    402-331-3189    Fax:  402-331-2899